Company Presentation October 2018 Nasdaq: BLPH

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: the timing and outcomes of our ongoing and expected clinical trials for our product candidates; our ability to successfully develop, commercialize and market any of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our reliance on third parties; our ability to obtain necessary financing; and those risk factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and other periodic filings we make with the SEC. All forward-looking statements contained in this presentation reflect our current views with respect to future events. We assume no obligation, except as required by applicable law, to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Bellerophon Therapeutics (BLPH) – Company Profile

Clinical-Stage Biotherapeutics Company

- Company spun-off from Ikaria
- Focused on developing inhaled nitric oxide (iNO) based therapies for outpatient management of chronic pulmonary diseases
- Portable, lightweight delivery system allows for chronic home use

Novel Therapy Addressing Unmet Medical Needs

- PH-ILD Phase 2b study ongoing with initial readout in January 2019
- PH-COPD Phase 2b study design finalized with FDA
- PH-Sarc Phase 2 study to be initiated in 4Q2018
- Simplified regulatory approval pathway via existing nitric oxide NDA

Financial Summary

- IPO on Nasdaq in February 2015
- Cash & Equivalents: $25.9M[1,2], No Debt[1]
- Shares Outstanding = 57.8 million[1]; Fully Diluted = 96.8 million[1]

Notes: (1) Amounts as of June 30, 2018 per Quarterly Report on Form 10-Q filed August 1, 2018
(2) Includes cash, cash equivalents and marketable securities

Bellerophon THERAPEUTICS

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Highly Experienced Leadership Team 10 years experience as CFO at Jonathan Peacock Amgen and Novartis Pharma and Chairman 10+ years as partner in Strategy and Corporate Finance consulting Fabian Tenenbaum 15 years of executive-level Chief Executive Officer experience in finance, business development and operations 15 years experience in clinical Deborah Quinn, MD research specializing in PAH Chief Medical Officer and heart failure Peter Fernandes 25 years experience in global Chief Regulatory & Safety regulatory affairs specializing in Officer respiratory products Assaf Korner 15 years of financial experience Chief Financial Officer in medical device and consumer product companies Parag Shah, PhD 12 years experience in pharmaceutical product VP, Business Operations development Amy Edmonds 20 years experience global VP, Clinical Operations & clinical operations and Administration training Martin Dekker 17 years experience in new VP, Device Engineering & product development and 4 Manufacturing launch

Development Pipeline Development Stage Indication Market 2017 2018 2019 Key Milestones PH-IPF • 220,000 with ILD in US Phase 2 Trial completed Ph 2a • 35-40% with • Results presented in May 2017 PH-ILD Phase 2b Trial: iNO-PF associated PH at rest (WHO Group 3) iNO-PF • Trial underway • Unmet medical need C1 C2 C3 Ph 2b • Top line Cohort 1 in Jan 2019 • $2B+ potential market • Top line Cohorts 2 & 3 in 2019 PH-COPD • 1.2 million PH-COPD in Ph 2 Phase 2 Trial completed US • Trial completed in Sept 2017 PH-COPD • Unmet medical need PH-COPD Phase 2b Trial: iNO-COPD (WHO Group 3) • Multi billion dollar Ph 2b • Trial design finalized potential market • Timing TBD • 200,000 with sarcoidosis in US PH-Sarc • Up to 30% with PH-Sarc Phase 2 Trial (WHO Group 5) associated PH Ph 2 • To be initiated in 4Q2018 • Unmet medical need • $1B+ potential market 5

INOpulse Platform Overview Novel drug-device combination Potential to target therapy with dual mechanisms multiple unmet and NO of action underserved chronic • Targeted pulmonary pulmonary diseases Nitric Oxide is a well established vasodilation including areas where vasodilator approved for acute • Ventilation/Perfusion (V/Q) systemic vasodilators treatment of persistent pulmonary matching are ineffective or hypertension in hospitals poorly tolerated INOpulse® therapy allows for Current chronic use along with pulsatile Programs: targeted delivery to well ventilated PH-ILD sections of the lung PH-COPD PH-Sarc 6

INOpulse: Portable Delivery System Allows Chronic iNO Therapy

INOmax ⟵ IKARIA (ADVANCING CRITICAL CARE) ⟶ INOpulse

Commercial platform sold to Mallinckrodt for $2.3B

- Continuous flow iNO delivery system
- Approved for use in persistent pulmonary hypertension in neonates
- Bulky device with large cylinders designed for use in acute hospital settings





R&D Platform spun-out to form Bellerophon Therapeutics

- Pulsatile iNO delivery system
- Pulsed iNO can deliver equivalent dose as continuous delivery with 5% of the volume
- Dynamic pulse delivers the prescribed dose accurately throughout the day
- Small portable ~2.5 lbs. device allows ambulatory use in chronic in-home setting



Bellerophon THERAPEUTICS
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INOpulse Delivery System: Lightweight, Portable and User Friendly Drug & Battery Cannula Power Indicators Alarm Key & Connector Swing Intuitive and engagement simple user with drug interface cartridge Oxygen Sources Lightweight Tri-lumen portable cannula design allows allows direct ease of connection transport with oxygen 8

INOpulse Provides a Unique and Differentiating Mechanism of Action Baseline Hypoxic pulmonary vasoconstriction prevents oxygen desaturation Systemic Vasodilators Systemic vasodilators can reverse hypoxic vasoconstriction leading to ventilation/perfusion (V/Q) mismatch and arterial O2 desaturation INOpulse Providing iNO early in the inspiratory phase allows for targeted vasodilation of only the well ventilated alveoliC thereby preventing V/Q mismatch and O2 desaturation NO 9

Differences in PH Pathology, Standard of Care, and INOpulse Mechanism of Action Support Efficacy in Groups 3 and 5

	PH Group 1 (PAH)	PH Group 3 (PH-ILD & PH-COPD)	PH Group 5 (PH-Sarc)
Disease Process	• Vascular disease	• Pulmonary disease • Vascular disease	• Pulmonary disease • Vascular disease
Standard of Care	• 13 approved drugs	• No approved therapy to treat PH	• No approved therapy to treat PH
INOpulse Mechanism of Action	**Single MOA** • Pulmonary vasodilation	**Dual MOA** • Pulmonary vasodilation • V/Q matching	**Dual MOA** • Pulmonary vasodilation • V/Q matching
Clinical Findings	• Improvement in PVR • Improvement in Cardiac Output • Improvement in NT-Pro BNP • Improvement in 6MWD in subjects with fewer background medications	• Improvement in PA pressures • Improvements in 6MWD • Improvements in composite of 6MWD & SpO_2	• Improvement in PVR • Improvement in 6MWD

Bellerophon THERAPEUTICS

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Summary of Key Outputs from INOvation-1 (PAH) Trial iNO Placebo PVR -75 +111 • Placebo corrected change of 186 (18% change) (dynes*sec*cm-5) • Placebo corrected change for: • PDE5s: 192; ERAs: 245; Prostanoids: 291 Cardiac Output +0.5 -0.2 • Placebo corrected change of 0.7 (correlates to Cardiac Index (L/min) change of 0.4) • Placebo corrected change for (Cardiac Index): • PDE5s: 0.39; ERAs: 0.30; Prostanoids: 0.32 NT-ProBNP -48 +20 • Placebo corrected change of 68 (pmol/L) • Placebo corrected change for: • Selexipag: 15; Inhaled Treprostinil: 22 6MWD • mono PAH therapy +41 +18 • Placebo corrected change of 23 • excluding prostanoids +25 +8 • Placebo corrected change of 17 • Placebo corrected change for: • Selexipag: 12; Macitentin: 22; Oral Treprostinil: 10-26 Unlike approved PAH therapies, INOpulse was evaluated on multiple background therapies that include prostanoids 1. Ryerson et al. Respiratory Research 2010, 11:12 2. Hardin et al. Drug Design, Development and Therapy 2016, 10:3747 3. McLaughlin et al. JACC 2010, 55:1916 4. Pulido et al. N Engl J Med 2013, 369:9 5. Tapson et al. Chest 2012; 142(6):1383–1390 11

Interstitial Lung Disease (PH-ILD) Represents a Significant Unmet Medical Need  Interstitial Lung Disease (ILD) is a broad category of diffuse lung diseases characterized by variable amounts of inflammation and fibrosis  Idiopathic Pulmonary Fibrosis (IPF) is the largest and most serious of the many fibrotic subsets of ILDs  Patients with pulmonary fibrosis have thickening and scarring of the air sacs in the lungs, and often require supplemental oxygen to maintain adequate oxygen saturation 12

PH associated with Interstitial Lung Disease (PH-ILD) Significantly Reduces Survival Pulmonary hypertension as predictor of survival in IPF  Approximately 40% of IPF patients exhibit symptoms of pulmonary hypertension at rest, including elevated pulmonary pressures  Prognosis and survival are significantly worse for patients with pulmonary hypertension  PH-IPF associated with a 3-fold increase in risk of death compared to IPF alone Rivera-Lebron, Advances in Pulmonary Hypertension, 2013 No approved therapy for treating PH in these patients INOpulse has the potential to provide targeted vasodilation while avoiding concerns of V/Q mismatch which have prevented current PAH systemic vasodilators to be approved for this unmet medical need 13

PH-ILD Market Opportunity in the US



Prevalance of PH in ILD (US)
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
IPF
Non-IPF ILD
Non PH
PH

PH-ILD

- 220,000 ILD patients in the US
- IPF represents 44% of ILD patients
- Estimated prevalence of PH is 35-40%
- Prevalence of PH increases with severity of underlying lung disease
- Patients that are asymptomatic at rest may have PH during exercise

88% of PH-IPF patients estimated to be on LTOT

Target US Population:

- Approximately 60,000 PH-ILD on LTOT half of which have IPF

- KOL feedback indicates high unmet medical need in PH-ILD
- Addressable market estimated to be ~24,000 in the US
- Pricing assessment supports a $2B+ market opportunity

Data Monitor IPF Report 2015
LEK Market Assessment

Bellerophon THERAPEUTICS

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Phase 2 Study Showed Immediate Benefit of iNO on Vasodilation and Hemodynamics Acute phase data showed: • Statistically significant (15.3%) increase blood vessel volume as compared to baseline • Significant correlation between ventilation and vasodilation, demonstrating selective vasodilation to better ventilated areas of the lung • Consistent and clinically meaningful reduction (14%) in systolic pulmonary arterial pressure (sPAP) Targeted Vasodilation Ventilation/Vasodilation Matching 15

Chronic iNO Treatment Provides Benefit on Oxygen Saturation and Exercise Capacity Chronic phase data showed: • Clinically meaningful improvement in exercise capacity and oxygen desaturation during 6MWT • Composite endpoint of oxygen saturation and exercise capacity shows consistent improvement in DSP and IDSP iNO Change in 6MWD 74.5 m Improvement in Nadir SpO2 5.5 % Improvement in Oxygen Desaturation 28.5 % Change in Distance Saturation Product (DSP) 78.1 m% Change in Integral Distance Saturation Product (IDSP) 85.9 m% Composite endpoints, combining oxygen saturation and walk distance during 6MWT, is potentially a better predictor of mortality in IPF (Lettieri et al, 2006) • DSP is the product of the distance walked and the lowest oxygen saturation (SpO2 nadir) during the 6MWT • IDSP is the product of the distance walked and the integral average (representative of AUC) of the oxygen saturation during the 6MWT 16

Phase 2b (iNO-PF) Study Allows Assessment of Multiple Doses and Duration of Treatment in PH-ILD  Double-blind placebo controlled study will assess 80 subjects with pulmonary fibrosis at low or intermediate/high risk of associated pulmonary hypertension . Endpoints: 6MWD, oxygen saturation, right ventricular function, activity monitoring, patient reported outcomes and several composite endpoints . Multiple Cohorts allows for evaluation of higher doses and longer duration of treatment • Enrollment in Cohort 1 is complete with readout anticipated in January 2019 • Cohorts 2 and 3 expected to readout later in 2019 iNO-PF Phase 2b Study Design Blinded Treatment (8wks) iNO 30 Open Label Treatment iNO 30 followed by dose escalation to iNO 45 and then iNO 75 iNO30 (1:1) n=40 Cohort 1: 1: Cohort Blinded Treatment (16wks) Open Label Treatment iNO 45 iNO 45 followed by dose escalation to iNO 75 iNO45 (2:1) n=20 Cohort 2: 2: Cohort Blinded Treatment (16wks) Open Label Treatment iNO 75 iNO 75 iNO75 (2:1) n=20 Cohort 3: 3: Cohort 17

Chronic Obstructive Pulmonary Disease (PH-COPD) Represents a Large Unmet Medical Need  Chronic obstructive pulmonary disease (COPD) which includes chronic bronchitis and emphysema is a group of lung diseases characterized by progressive airflow obstruction and chronic airway inflammation  COPD is typically associated with smoking or exposure to other pollutants such as dust or chemicals  Obstruction of the bronchioles and alveoli reduces the ability to get oxygen and ultimately leads to hypoxemia  Hypoxemia and inflammation in COPD are thought to contribute to the development of associated pulmonary hypertension 18

Pulmonary Hypertension Independently Predicts Reduced Survival in Moderate-to-Severe COPD



5 Year Survival
mPAP < 25 mmHg: 63%
mPAP ≥ 25 mmHg: 37%
Probability of survival (%)
100
80
60
40
20
0
Normal pulmonary pressures
mPAP < 25 mmHg
Pulmonary hypertension
mPAP ≥ 25 mmHg
p = 0.016
0
2
4
6
8
10
12
Time after evaluation for lung transplantation (years)

Survival years

[2] Andersen KH et al. Prevalence, Predictors and Survival in Pulmonary Hypertension Related to End-stage Chronic Obstructive Pulmonary Disease. Journal of Heart and Lung Transplantation 2012; 31: 373-380.

- COPD patients with Pulmonary Hypertension have poor prognosis and QoL
  - Median life-expectancy is ~4 years with high hospitalization rates and impaired exercise capacity

No approved therapy for treating PH in these patients

- Existing PAH therapies lower pulmonary pressures but negatively influence oxygenation in PH-COPD
- Pulsed iNO can be targeted to the best ventilated alveoli only
  - Dilation of best ventilated alveoli to reduce pulmonary pressure and prevent admixture of less oxygenated blood

Bellerophon THERAPEUTICS

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PH-COPD Market Opportunity in the US COPD in US Prevalence: 27.8 million Diagnosed: 12.7 million (45.6%) Target US Population: PH-COPD on LTOT • Overall: 1,200,000 • Severe (Stage III/IV COPD): 900,000  Estimated prevalence of pulmonary hypertension (PH) in COPD is 27% • KOL feedback indicates high unmet medical need in PH-COPD • Addressable market estimated to be ~350,000 patients in the US • Multi-billion dollar market opportunity Data Monitor COPD Report 2010 LEK Opportunity Assessment 20

Demonstrated Benefit of Pulsed iNO on Vasodilation and Hemodynamics for PH-COPD Patients Baseline Corrected Change in Hemodynamics Vonbank et al, 2003 (Vonbank et al. 2003) • Sustained hemodynamic benefits, at three months, 2 50 PVRI (dyne (dyne PVRI s of pulsed iNO+O2 0 0 1 1 • Reduced mPAP and PVRI and increased -2 -50 2 cardiac output as compared to O2 alone -4 -100 - 1 without negative impact on hypoxemia cm -6 -150 - 5 • m Acute results replicated with INOpulse in a PH- Hg) mPAP(mm -8 -200 - 2 COPD Phase 2 study (COPD-201) ) -10 -250 O2 O2+iNO O2 O2+iNO 1. p-value <0.001; 2. p-value = 0.025 mPAP PVRI Change in Systolic Pulmonary Arterial Pressure (Mean  95% CI) COPD-201 Study 2 • Statistically significant change from baseline 0 for PASP at iNO 30 and iNO 75 dose -2 * * • Improvement in PASP is similar to results -4 * * * * * * from Vonbank study -6 ange in PASP (mm Hg) (mm PASP in ange • Verified iNO 30 as optimal dose with no h C -8 further improvement seen at iNO 75 Vonbank Study Study COPD-201 -10 10 15 20 25 30 3 10 15 30 75 iNO Dose (ppm) iNO Dose (mcg/Kg IBW/hr) Change in PASP significantly different from baseline (p < 0.05) * 21

High-Resolution Computed Tomography Imaging Study Demonstrated iNO effects on pulmonary vessels in PH-COPD patients Targeted Vasodilation • Acute Treatment with iNO 30 mcg/kg IBW/hr for at least 20 minutes (n=6) • No significant drop in blood oxygenation (SpO2) • All six patients showed increases in the blood volume in the vessel, Ventilation-Vasodilation Matching a surrogate for vasodilation • Patients reported significant improvement in symptoms for up to 24 hours Haijan et al., Int J of COPD, 2016 22

COPD-007 Phase 2 Study Showed Benefit of Chronic iNO Treatment on Exercise Capability and Hemodynamics

- Subjects who completed 4 week chronic phase on iNO 30 showed:
  - Statistically significant increase in 6MWD at 2 weeks and 4 weeks (+50.7m)
  - Statistically and clinically significant decrease in sPAP at 4 weeks (-12.0 mmHg; 19.9% reduction)
  - sPAP increased to near baseline upon stopping treatment with iNO
- Acute phase results showed a statistically significant increase of 4.2% in blood vessel volume compared to baseline and significant correlation between ventilation and vasodilation supporting targeted delivery to well ventilated alveoli

Change in 6MWD



75.0
50.0
25.0
0.0
Meters
0
2
4
Weeks
p<0.05*
p<0.05*

sPAP



75.0
50.0
25.0
mm Hg
p<0.05*
Baseline
Week 4 (on iNO)
Week 4 (off iNO)

**Statistically significant compared to baseline*

Bellerophon THERAPEUTICS
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Next Steps in PH-COPD  Phase 2b study design reviewed and finalized with FDA  U.S. based double-blind, placebo-controlled, study in approximately 90 PH-COPD patients  Multiple endpoints to be evaluated including: . 6MWD . Right ventricular function . Time to clinical worsening . Time to clinical improvement . Oxygen saturation during 6MWT . Composite endpoints of oxygen saturation and 6MWT (distance saturation product)  Target study start in 2019  Phase 2b study results will help finalize patient population, clinical endpoints and study size for Phase 3 24

Pulmonary Hypertension associated with Sarcoidosis (PH-Sarc) Represents an Orphan Unmet Medical Need  Sarcoidosis is characterized by the growth of inflammatory cells (granulomas) most commonly in the lungs or lymphatic tissues Chest x-ray & CT of patient with PH-Sarc  Prevalence of sarcoidosis is estimated at 200,000 in the US with up to 30% with associated pulmonary hypertension Patients with associated PH have significantly reduced survival 1 year survival 3 year survival 5 year survival PH-Sarc 84% 74% 59% Sarc 100% 96% 96% 25

INOpulse Mechanism of Action has the Potential to Provide Benefit to PH-Sarc Patients  Systemic vasodilators exacerbate hypoxic vasoconstriction and cause hypoxemia No approved therapy for treating PH in these patients  Inhaled nitric oxide has been shown to improve hemodynamics and exercise capacity in PH-Sarc Acute Hemodynamic Benefit on iNO Chronic Benefit on Exercise Capacity Parameter % Change mPAP -18 ± 4 PVR -31 ± 5 CO 12 ± 4 Preston et al., Chest, 2001  Phase 2 study designed to verify hemodynamic effect of INOpulse in PH-Sarc  Acute dose escalation study with right heart catheterization  Primary endpoint: change in mean PAP, PCWP, cardiac output and PVR  Study to be initiated in 4Q2018 26

INOpulse – Intellectual Property Protection

Patent	Status	Expiration	Notes
Method of NO administration	US/EU: Issued Other Territories: Issued/Pending	Jan 2027	Covers consistent delivery of prescribed dose independent of respiratory rate
Breath Skipping & Pulse Volume Variation	US: Issued	Sept 2025	Covers skipping breaths or modifying pulse volume to ensure consistent dose independent of respiratory rate
Method of Administering High Concentration NO	US/EU: Pending Other Territories: Pending	Mar 2033	Limits delivery rate of high concentration iNO to prevent safety concerns
Optimized Pulse Shape	US: Pending	Oct 2035	Covers key parameters of pulse shape
INOpulse Design	US: Issued	Apr 2028	Covers design of the INOpulse device
Tip Purge	US: Issued EU/Other Territories: Pending	Apr 2033	Covers the use tip purge to ensure purity of iNO within the cannula
Triple-Lumen Cannula	US/ EU: Issued Other Territories: Pending	Dec 2033	Covers accurate dose delivery and reduced NO_2 formation
Index valve	US/EU: Issued Other Territories: Issued/Pending	May 2029	Ensures other cartridges cannot be used with INOpulse

- Orphan Drug designation for PH-IPF/PH-ILD would provide **potential exclusivity for 7 years (US) and 10 years (EU)**
- Multiple provisional patent applications filed in 2017 and 2018 that can extend patent coverage into **2038**

Bellerophon THERAPEUTICS

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Financial Summary Amount (in millions) Cash and Cash Equivalents and Marketable Securities $25.9(1) Restricted Cash $0.6(1) Debt $0(1) Shares Outstanding 57.8(1) Fully Diluted 96.8(1)  Current cash runway projected to cover cost of ongoing trials and key milestones into 2019, including top line results of Phase 2b Study in PH-PF 1) Amounts as of June 30, 2018 per Quarterly Report on Form 10-Q filed August 1, 2018 28

Investment Highlights  Therapeutic benefit of inhaled nitric oxide (iNO) has been demonstrated  Approved for acute treatment of persistent pulmonary hypertension  Proprietary INOpulse technology enables advanced clinical stage product candidate targeting several unmet indications each with multi-billion dollar market potential, including multiple orphan opportunities, with simplified approval pathway due to existing iNO NDA  Pulmonary hypertension associated with interstitial lung disease (PH-ILD) . Successful Phase 2 study in PH-IPF completed in May 2017 . Phase 2b study initiated; Cohort 1 enrollment complete with results in January 2019 . Phase 2b Cohort 2 and Cohort 3 expected to readout later in 2019  Pulmonary hypertension associated with chronic obstructive pulmonary disease (PH-COPD) . Successful Phase 2 study completed in September 2017 . Phase 2b study design finalized in agreement with FDA  Pulmonary hypertension associate with sarcoidosis (PH-Sarc) . Phase 2 study to be initiated in 4Q2018  Learnings from PAH program support INOpulse mechanism of action and benefit in PH associated with ILD, COPD and Sarcoidosis  Strong IP protection on core programs through 2033 29

Thank you Investor Contacts: Fabian Tenenbaum Chief Executive Officer BTInvestorRelations@bellerophon.com Brian Ritchie LifeSci Advisors britchie@lifesciadvisors.com 212-915-2578